                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934
                                (Amendment No. )

Filed by Registrant  [x]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:


[x]    Revised Preliminary Proxy Statement



[ ]    Definitive Proxy Statement


                                WORLDWATER CORP.
         ---------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                     BOARD OF DIRECTORS OF WORLDWATER CORP.
         ---------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

      [x]   No fee required.

      [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

            (1) Title of each class of securities to which transaction applies:

                  -------------------------------------------------------------

            (1)   Aggregate number of securities to which transactions applies:

                  -------------------------------------------------------------

            (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:(1)


                                    Page -1-

                  -------------------------------------------------------------

            (4)   Proposed maximum aggregate value of transaction:

                  -------------------------------------------------------------

            (5)   Total Fee Paid:

                  -------------------------------------------------------------

            [ ]   Fee paid previously with preliminary materials:

                  -------------------------------------------------------------

            [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

            (1)   Amount Previously Paid:

                  -------------------------------------------------------------

            (2)   Form, Schedule or Registration Statement No:

                  -------------------------------------------------------------

            (3)   Filing Party:

                  -------------------------------------------------------------

            (4)   Date Filed:

                  -------------------------------------------------------------

            (5) Set forth the amount on which the filing fee is calculated and state how it was determined.

                  -------------------------------------------------------------


                                    Page -2-

WORLDWATER CORP.


NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD JUNE 16, 1999




      As a stockholder of WorldWater Corp. (the "COMPANY"), you are hereby given notice of and invited to attend in person or by proxy the Annual Meeting of Stockholders of the Company (the "ANNUAL MEETING") to be held at the Hopewell Valley Golf Club, Hopewell, New Jersey, on Wednesday, June 16, 1999, at 2:00 p.m., local time, for the following purposes:



1. To elect five directors for the ensuing year and until their successors shall be elected and duly qualified;


2. To approve the 1999 WorldWater Corp. Incentive Stock Option Plan, which will provide for the issuance of a maximum of 2,000,000 shares of the Company's Common Stock through the year 2009;




3. To consider and vote upon the amendment to the Restated Articles of Incorporation of the Company to increase the Company's authorized capital stock from 30,000,000 to 50,000,000 shares for potential future acquisitions; and


4. To transact such other business as may properly come before the Annual Meeting and any adjournment thereof.;

      The Board of Directors has fixed the close of business on April 30, 1999 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment thereof. Only stockholders of record at the close of business on the record date are entitled to notice of and to vote at the Annual Meeting. The transfer books of the Company will not be closed.

       YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. HOWEVER, WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, MANAGEMENT DESIRES TO HAVE THE MAXIMUM REPRESENTATION AT THE ANNUAL MEETING AND RESPECTFULLY REQUESTS THAT YOU DATE, EXECUTE AND MAIL PROMPTLY THE ENCLOSED PROXY IN THE ENCLOSED STAMPED ENVELOPE FOR WHICH NO ADDITIONAL POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

      A proxy may be revoked by a stockholder any time prior to its use as specified in the enclosed proxy statement.



                                          By Order of the Board of Directors





                                          QUENTIN T. KELLY,
                                          Chairman and Chief
                                          Executive Officer


Pennington, New Jersey
________________, 1999


                                    Page -3-

YOUR VOTE IS IMPORTANT.
PLEASE EXECUTE AND RETURN PROMPTLY THE
ENCLOSED PROXY CARD IN THE POSTAGE PAID ENVELOPE PROVIDED HEREIN.

                                WORLDWATER CORP.
                            Pennington Business Park
                                55 Route 31 South
                          Pennington, New Jersey 08534

                                  -------------

                                 PROXY STATEMENT

                                  -------------



FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD JUNE 16, 1999



_______________

TO OUR STOCKHOLDERS:



       This Proxy Statement is furnished to stockholders of WorldWater Corp. (the "COMPANY") for use at the Annual Meeting of Stockholders to be held at the Hopewell Valley Golf Club, Hopewell, New Jersey, on Wednesday, June 16, 1999, at 2:00 p.m., local time, or at any adjournment or adjournments thereof (the "ANNUAL MEETING"). The enclosed proxy is being solicited by the Board of Directors of the Company (the "BOARD") and is subject to revocation at any time prior to the voting of the proxy. Unless a different choice is indicated, all duly executed proxies received by the Company will be voted in accordance with the instructions set forth on the back side of the proxy card. The record of stockholders entitled to vote at the Annual Meeting was taken at the close of business on April 30, 1999 (the "RECORD DATE"). This Proxy Statement and the enclosed proxy card are being sent or given to stockholders on or about May __, 1999.



                  VOTING PROCEDURES AND REVOCABILITY OF PROXIES


      The accompanying proxy card is designed to permit each stockholder of record at the close of business on the Record Date to vote with respect to the election of directors, the adoption of the 1999 WorldWater Corp. Incentive Stock Option Plan, the increase in the Company's authorized capital stock from 30,000,000 to 50,000,000 shares and on any other proposal properly brought before the Annual Meeting. The proxy card provides space for a stockholder to
(a) vote in favor of or to withhold voting for each nominee for the Board, (b) vote for or against each proposal to be considered



                                    Page -4-
at the Annual Meeting, or (c) abstain from voting on any proposal other than the election of directors. The election of the directors will be decided by a plurality of the votes cast at the Annual Meeting by the holders of the Common Stock. For all matters, the affirmative vote of a majority of the votes present or represented by proxy and entitled to be cast at the Annual Meeting by holders of the Common Stock is required to take stockholder action.

       The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the votes entitled to be cast by all holders of the Common Stock will constitute a quorum for the transaction of business at the Annual Meeting. If a quorum is not present, in person or by proxy, the Annual Meeting may be adjourned from time to time until a quorum is obtained. In the case of any meeting called for the election of directors, those who attend the second such adjourned meetings, although less than a majority, shall constitute a quorum for the purpose of electing directors. Shares as to which authority to vote has been withheld with respect to any matter brought to a vote before the stockholders will not be counted as a vote in favor of such matter.

      Abstentions and broker nonvotes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business. With respect to all matters other than the election of directors, an abstention will have the same effect as a vote against any specified proposal. Stockholders are urged to sign the accompanying proxy card and return it promptly.

      When a signed proxy card is returned with choices specified with respect to voting matters, the shares represented will be voted by the proxies designated on the proxy card in accordance with the stockholder's instructions. The proxies for the stockholders are Quentin T. Kelly and John A. Pell. A stockholder wishing to name another person as his or her proxy may do so by crossing out the names of the designated proxies and inserting the name of such other person to act as his or her proxy. In that case, it will be necessary for the stockholder to sign the proxy card and deliver it to the person named as his or her proxy and for the person so named to be present and vote at the Annual Meeting. Proxy cards so marked should not be mailed to the Company.

      If a signed proxy card is returned and the stockholder has made no specifications with respect to voting matters, the shares will be voted (a) for the election of the nominees for director, (b) for adopting the stock option plan, (c) for the increase in the Company's authorized capital stock, and (d) at the discretion of the proxies, on any other matter that may properly come before the Annual Meeting or any adjournment of the Annual Meeting. Valid proxies will be voted at the Annual Meeting and at any adjournment of the Annual Meeting in the manner specified.

      Any stockholder giving a proxy has the unconditional right to revoke it at any time before it is voted by any act inconsistent with the proxy, including notifying the Secretary of the Company in writing, executing a subsequent proxy or personally appearing at the Annual Meeting and casting a contrary vote. However, no revocation will be effective unless notice of such revocation has been received by the Company at or prior to the Annual Meeting.





      The total issued and outstanding shares of common stock, $.001 par value per share (the "Common Stock"), as of March 1, 1999 consisted of 24,994,904 shares.



                                    Page -5-

                    MATTERS TO BE BROUGHT BEFORE THE MEETING

                      PROPOSAL ONE - ELECTION OF DIRECTORS


      Five persons, Quentin T. Kelly, Dr. Martin G. Beyer, Joseph Cygler, Dr. Russell L. Sturzebecker and Rolf Hafeli are nominated to be elected as directors at the Annual Meeting, four of whom currently serve as directors of the Company. If elected, each of these directors will hold office until the next annual meeting of stockholders or until his successor is duly elected and qualified. The election of directors will be decided by a plurality of the votes entitled to be cast at the meeting by holders of the Common Stock. The nominees have consented to serve if elected, but, if the nominees become unable to serve, the persons named as proxies may exercise their discretion to vote for a substitute nominee. Management has no reason to believe that any nominee will be unable to serve.


      Other nominations for election to the Board may be made by the Board, or by any stockholder or shareholder representing at least ten percent of the votes which all shareholders of the corporation are entitled to cast.


      Quentin T. Kelly founded the Company in 1984 and has been Chief Executive Officer since then. Mr. Kelly was previously Director of Information Services and Assistant to the President of Westinghouse Electric Corporation from 1965 to 1971 and subsequently became President of Kelly-Jordan Enterprises, Inc., a publicly-held leisure products company from 1971 to 1975, and then President of Pressurized Products, Inc., manufacturers and international marketers of specialized water systems and products, from 1976 to 1984. Mr. Kelly is an alumnus of Kenyon College. He has many years' experience in international business relating to water and power needs in the developing world. He has worked on water supply and solar power projects with governments and several of the international assistance agencies (USAID, UNDP and UNICEF), particularly in the Philippines, Lebanon, Sudan, North Africa and Sub-Saharan Africa and India.


      Dr. Martin G. Beyer was appointed a Director of the Company in 1995 and serves as Consultant - International Marketing. He was Secretary-General of the Global Consultation on Water and Sanitation, sponsored by the United Nations Development Programme and the World Bank, held in New Delhi, India in 1990 and attended by over 600 delegates from 115 countries. Previously, Dr. Beyer was Senior Advisor for Water Supply and Sanitation for UNICEF, Chairman of the United Nations Intersecretariat Group for Water Resources, Chairman of the Advisory Panel to the UNDP/World Bank global project for testing and developing of hand pumps, and Deputy Regional Director for UNICEF in the Americas. Dr. Beyer has a Ph.D. degree in Economic Geology from the University of Stockholm and speaks ten languages, including French, Spanish, German, Italian and Portuguese. He resides in Princeton, New Jersey.

      Joseph Cygler has been a Director of the Company since January 1984, and a former Vice President of Marketing and Executive Vice-President. He has been Chief Executive Officer of the CE&O Group, an organization assisting companies in operations management, since 1986. Previously he was an executive at Kepner-Tregoe, Inc., an international business consulting firm, from 1976 to 1986, an executive with Honeywell Information Systems from 1964 to 1976, and a marketing representative with International Business Machines from 1961 to 1964. Mr. Cygler has a BS in Engineering from the U.S. Military Academy at West Point.


                                    Page -6-

Rolf Hafeli is 33 years old, and is the President of Hafeli Asset Management, which is based in Hirschthal, Switzerland. He is a graduate in Economics of Zurich University with an emphasis in Environmental Economics.



     Dr. Russell L. Sturzebecker was appointed a Director of the Company in 1997 and serves as Consultant- International Health. He is a retired Director of Health and Education of West Chester University (Pennsylvania). He is an author and publisher of histories of World War II-Pacific Theater and of the Olympic Games. He is a retired Colonel, US Air Force, who accompanied General Douglas MacArthur's troops in the invasion of the Philippines and is a close associate of President Fidel V. Ramos of the Philippines.


                   THE BOARD URGES STOCKHOLDERS TO VOTE "FOR"
                EACH OF THE NOMINEES FOR DIRECTOR SET FORTH ABOVE

PROPOSAL TWO - APPROVAL OF 1999 WORLDWATER CORP. INCENTIVE STOCK OPTION PLAN

STOCK OPTION PLAN

      The Company's success is largely dependent upon the efforts of its key employees as well as its directors and consultants. In order to continue to attract, motivate and retain outstanding key employees, the Board of Directors believes it is essential to provide compensation incentives that are competitive with those provided by other companies. In addition, the Board of Directors believes it is important to further the identity of interests of key employees with those of the stockholders by encouraging ownership of the Company's Common Stock. Accordingly, the Board of Directors has adopted the 1999 WorldWater Corp. 1999 Incentive Stock Option Plan, as amended (the "OPTION PLAN"), which is attached as Exhibit A.

      During the year ended December 31, 1995, an Executive Stock Option Plan was adopted "to provide a competitive means by which the Company may seek, acquire and retain highly qualified persons as officers, employees, directors and consultants". Shares granted under this plan shall not exceed 850,000 shares with a term of the option not greater than 7 years from the date granted. No options have been issued to date under this plan.

      During the year ended December 31, 1996, the Company awarded shares of stock directly to employees. However, to comply with IRS regulations and the Company's new capital structure stock options issued to employees in 1996 were replaced by Incentive Stock Options in 1997. During the year ended December 31, 1996, the Board of Directors created new categories for Incentive Stock Options
(ISO). Employees who had qualified for common stock shares as part of their current or future compensation qualified under this plan. A total of 29,700 common stock share options were issued to replace options earned in 1996. A total of 86,300 stock options were granted under this category during the year ended December 31, 1997.

      An additional 123,025 common stock options were also issued to employees in compensation for deferred loan repayments or deferred salaries at a ratio of
0.70 percent of one ISO to each $1 deferred for the year December 31, 1996. Also, a further Stock Option category was created for Company Directors, investors and consultants having outstanding matured loans to the Company. Relating to this, Stock Options totaling 83,175 were granted during the year ended December 31, 1996.


                                    Page -7-

      All stock options issued to date are exercisable at $.40. Stock options for employees still employed by the Company must be exercised within 5 years of earning the options. Options earned by others for service or lending to the Company must be exercised within 3 years of earning the options.

      The following is a summary of certain major provisions of the Option Plan:

General


      Under the Option Plan, options covering shares of Common Stock are granted to key employees and directors of, and consultants to, the Company. The options are intended to qualify either as incentive stock options ("ISOs") pursuant to
Section 422 of the Code, or will constitute nonqualified stock options ("NQSOs"). Options may be granted at any time prior to April 30, 2009. Provided the stockholders approve the Option Plan, a maximum of 2,000,000 shares of Common Stock (subject to adjustment to prevent dilution) would be available for issuance under the Option Plan.


Administration

      The Option Plan will be administered by the Stock Option Committee, comprised of no less than two nor more than five non-employee directors (the "Stock Option Committee"). The Option Plan provides that the Stock Option Committee has full and final authority to select the key employees, directors and consultants to whom awards are granted, the number of shares of Common Stock with respect to each option awarded, the exercise price or prices of each option, the vesting and exercise periods of each option, whether an option may be exercised as to less than all of the Common Stock subject to the option, and such other terms and conditions of each option, if any, that are not inconsistent with the provisions of the Option Plan. In addition, subject to certain conditions, the Stock Option Committee is authorized to modify, extend or renew outstanding options. In general, the Stock Option Committee is authorized to construe, interpret and administer the Option Plan and the provisions of the options granted thereunder, prescribe and amend rules for the operation of the Option Plan and make all other determinations necessary or advisable for its implementation and administration.

Eligibility

      Eligibility to participate in the Option Plan is limited to key employees and directors of, and consultants to, the Company and its subsidiaries as determined by the Stock Option Committee. Because of the discretion possessed by the Stock Option Committee with respect to key employees, directors and consultants, it is not possible to indicate the number of persons who may be selected to participate in the Option Plan, the number of options that may be granted to them or the number of shares of Common Stock subject to each option. Notwithstanding the foregoing, the number of shares of Common Stock for which options can be granted to any individual (including, without limitation, a "Covered Employee" as defined in Section 162(m)(3) of the Code) may not exceed 2,000,000 shares of Common Stock.

Terms of Options and Limitations on Right to Exercise

      Under the Option Plan, the exercise price of options will not be less than the fair market value of the Common Stock on the date of grant (and not less than 110% of the fair market value in the case of an incentive stock option granted to an optionee owning 10% or more of the Common Stock of the Company). Options granted to employees, directors or consultants shall not be exercisable after the expiration of ten years from the date of grant (or five years in the case of incentive stock options granted to an optionee owning 10%


                                    Page -8-
or more of the Common Stock of the Company) or such earlier date determined by the Board of Directors or Stock Option Committee.

      The Option Plan permits the exercise of options by payment of the exercise price in cash or by an exchange of shares of Common Stock of the Company previously owned by the optionee, or a combination of both, in an amount equal to the aggregate exercise price for the shares subject to the option or portion thereof being exercised. The optionee is entitled to elect to pay all or a portion of the aggregate exercise price by having shares of Common Stock having a fair market value on the date of exercise equal to the aggregate exercise price withheld by the Company or sold by a broker-dealer under certain circumstances. In addition, upon the exercise of any option granted under the Option Plan, the Company, in its discretion, may make financing available to the optionee for the purchase of shares of Common Stock subject to the option on such terms as the Stock Option Committee shall approve. An option may not be exercised except (i) by the optionee, (ii) by a person who has obtained the optionee's rights under the option by will or under the laws of descent and distribution, or (iii) by a permitted transferee as contemplated by the Option Plan.

Termination of Employment

      The Stock Option Committee determines at the time each option is granted the conditions that will apply to the exercise of such option in the event the holder of an option ceases to be an employee or director of, or consultant to, the Company or any of its subsidiaries for any reason. In the event of death of an optionee while in the employ or while serving as a director of or consultant to the Company or any of its subsidiaries, such option will be exercisable in full within the year next succeeding the date of death or such other period as may be specified in the option agreement, but in no case later than the expiration date of such option.

Dilution or Other Adjustments

      Under certain circumstances, the Stock Option Committee will make adjustments with respect to the options, or any provisions of the Option Plan, as it deems appropriate to prevent dilution or enlargement of option rights.

Amendment and Termination

      The Board of Directors may amend, abandon, suspend or terminate the Option Plan or any portion thereof at any time; provided, however, no amendment that requires stockholder approval in order for the Option Plan to continue to comply with Sections 162(m) or 422 of the Code or any other applicable law, rule or regulation (including, without limitation, the Code, the Exchange Act or any self-regulatory organization such as a national securities exchange) will be made unless such amendment has received the requisite approval of stockholders. In addition, no amendment may be made that adversely affects any of the rights of an Optionee under any option theretofore granted, without such Optionee's consent. The Option Plan is scheduled to expire on April 30, 2009.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

      Under the Option Plan, the Company may grant options which, for federal income tax purposes, (a) are treated as "incentive stock options" within the meaning of Section 422 of the Code or (b) are treated as nonqualified options subject to Section 83 of the Code. The federal income tax consequences of each type of option are different for the participants and for the Company.


                                    Page -9-

Incentive Stock Options

      For an option granted pursuant to the Option Plan that qualifies as an incentive stock option, present law provides: (a) the participant will not realize taxable income upon either the receipt or the exercise of the option; provided, however, that in connection with the computation of the alternative minimum tax, the amount by which the fair market value of the Common Stock at the time of exercise exceeds the exercise price generally will constitute an adjustment item; (b) any gain or loss upon a disposition constituting a qualifying disposition of shares acquired pursuant to the exercise of the option will be treated as capital gain or loss (assuming that such shares are a capital asset in the hands of the participant); and (c) no deduction will be allowed at any time to the Company or any parent or subsidiary of the Company for federal income tax purposes in connection with the grant or exercise of the option or a disposition constituting a qualifying disposition of shares acquired pursuant to the exercise of the option. A disposition of shares acquired upon exercise of an incentive stock option will constitute a qualifying disposition if it does not occur within two years of the granting of the option or within one year after the transfer of substantially all of the incidents of ownership in the shares to the participant, and the participant is an employee of the Company (or defined affiliates) at all times from the grant of the option until three months prior to exercise (twelve months in the case of total disability or death). A disposition not satisfying such holding period requirements results in a disqualifying disposition. If Common Stock acquired upon exercise of an incentive stock option is disposed of by the participant in a disqualifying disposition, the participant will be treated as receiving ordinary income equal to the difference between the fair market value of the transferred shares on the date of exercise and the exercise price of such shares, less in most cases any decline in value of the shares from the date of exercise to the date of sale. In the event the sales price received in a disqualifying disposition of such Common Stock exceeds the value of the Common Stock on the date of exercise, the disqualifying disposition also will result in capital gain to the extent of such excess (assuming that such Common Stock is a capital asset in the hands of the participant). The amount treated as ordinary Income to the participant because of the disqualifying disposition will normally be allowed as a federal income tax deduction of the Company (or any parent or subsidiary of the Company) for compensation expense.

      For purposes of computing a participant's capital gain or loss on the sale of shares that were acquired under the Option Plan pursuant to the exercise of an incentive stock option, the participant's basis in such shares generally will be equal to any amount paid by the participant to the Company for the shares plus the amount, if any, recognized as ordinary income to the participant with respect to the shares due to a disqualifying disposition. The participant's holding period for such shares generally should begin at the time of the participant's exercise of an option.

      The Company and any parent or subsidiary of the Company will not be liable to any participant or other person if it is determined for any reason by the Internal Revenue Service or any court having jurisdiction that any option granted pursuant to the Option Plan does not qualify for tax treatment as an incentive stock option under Section 422 of the Code.

Nonqualified Options

      For an option granted pursuant to the Option Plan that does not qualify as an incentive stock option, no taxable income will be realized by the participant upon the grant of such a nonqualified option. A participant generally will recognize ordinary taxable income (compensation), subject to withholding, upon exercise of a nonqualified option in an amount equal to the excess of the fair market value of the Common Stock on the date of exercise over the option price paid.


                                   Page -10-

      For purposes of determining gain or loss upon a subsequent disposition of Common Stock acquired upon the exercise of a nonqualified option, the participant's basis in such shares will generally be equal to the purchase price paid to the Company for the Common Stock increased by the amount, if any, includable in the participant's taxable income with respect to the Common Stock. The participant's holding period for determining whether gain or loss on such subsequent disposition is short-term or long-term generally shall begin at the time of the Optionee's exercise of the option.

      The foregoing is intended as a summary of the effect of certain federal income tax consequences associated with the Option Plan and does not purport to be complete. It is recommended that participants consult their own tax advisors for counseling. The tax treatment under foreign, state or local law is not covered in this summary.

STOCKHOLDER APPROVAL

      The affirmative vote of holders of a majority of the shares of Common Stock, represented in person or by proxy and entitled to vote, at the Annual Meeting is required to approve the Option Plan. The Board of Directors believes the proposed Option Plan is in the best interest of the Company and its stockholders and is important in order to help assure the ability of the Company to continue to recruit and retain highly qualified key employees and directors.

           THE BOARD RECOMMENDS A VOTE "FOR" THE COMPANY'S OPTION PLAN


                              SECURITY OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table and notes thereto set forth certain information known to the Company with respect to the beneficial ownership of the Company's Common Stock as of April 8, 1999 by (a) the "Named Executive Officers" identified under the caption "Executive Compensation and Other Information," (b) each director of the Company, (c) each person known by the Company to be the beneficial owner of more than 5% of the Company's Common Stock, and (d) all executive officers and directors of the Company as a group.



                                                                             Amount and
                                                                             Nature of Beneficial      Percent of
Name and Address of Beneficial Owner (1)                                     Ownership(2)              Class
-----------------------------------------------------------------------------------------------------------------
Quentin T. Kelly ....................................................        2,500,000                   10%
Dr. Martin Beyer ....................................................           43,000                    *
Joseph Cygler .......................................................          250,000                    1%
Peter Ferguson ......................................................          162,000                    *
Thomas Leyden .......................................................           50,700                    *
Dr. Russell Sturzebecker ............................................           36,141                    *
All executive officers and directors as a group
(6 persons) .........................................................                                  15.8%
The George S. Mennen Revocable Trust ................................        1,333,333                  5.3%


*  Less than one percent
                                   Page -11-

(1) The address for each person listed is Pennington Business Park, 55 Route 31 South, Pennington, New Jersey 08534.

(2) For purposes of this table, a person or group of persons is deemed to have "beneficial ownership" of any shares of Common Stock which such person has the right to acquire within 60 days of March 31, 1999. For purposes of computing the percentage of outstanding shares of Common Stock held by each person or group of persons named above, any security which such person or persons has or have the right to acquire within such date is deemed to be outstanding but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. Except as indicated in the footnotes to this table and pursuant to applicable community property laws, the Company believes based on information supplied by such persons, that the persons named in this table have sole voting and investment power with respect to all shares of Common Stock which they beneficially own.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's executive officers and directors and persons who own more than ten percent of a registered class of the Company's equity securities (collectively, the "Reporting Persons") to file reports of ownership and changes in ownership with the Securities and Exchange Commission and to furnish the Company with copies of these reports. The Company believes that all filings required to be made by the Reporting Persons during the fiscal year ended December 31, 1998 were made on a timely basis.

                                   MANAGEMENT

      The following table sets forth the names, ages and positions of the executive officers and directors of the Company as of March 1, 1999. Their respective backgrounds are described in "Matters to be Brought Before the Meeting - Proposal One - Election of Directors," other than Messrs. Pell, Rangarajan, Leyden, Ferguson and McNulty whose backgrounds are described following the table:

NAME                         AGE                 POSITION WITH THE COMPANY
----                         ---                 -------------------------
Quentin T. Kelly              64          Chairman of the Board and Chief Executive Officer
John A. Pell                  73          President and Chief Operating Officer
Dr. Anand Rangarajan          47          Vice President, General Manager
Thomas Leyden                 43          Vice President, Marketing
Peter Ferguson                55          Vice President
Thomas McNulty, Jr.           35          Controller
Dr. Martin Beyer              67          Director
Joseph Cygler                 63          Secretary and Director
Dr. Russell Sturzebecker      82          Director

      John A. Pell has served as President and Chief Operating Officer of the Company since June 23, 1998. Mr. Pell was a senior officer with Chase Manhattan Bank in New York and London where he was in charge of African banking activities for U.S. Multinationals. He was Managing Director of a European Bank

                                   Page -12-

Consortium and President of a trade finance banking organization in Hong Kong. He is a graduate of Princeton University and the Wharton School (MBA) of the University of Pennsylvania.

Dr. Anand Rangarajan, Vice President and General Manager, is a solar and water pump specialist. He has 20 years experience in all aspects of the solar electric business and has pioneered the development of several proprietary solar water pumping systems, products and markets. His systems have been installed in over 20 countries. He holds his Ph.D. in Engineering from University of Wisconsin.

Thomas Leyden, Vice President of Marketing, has 16 years in the solar and renewable energy industry. He has been president of a U.S. solar thermal company and a Canadian spring water bottling company. Before joining WorldWater, he was an executive with a photovoltaic manufacturing and marketing company that conducted business in the United States, Europe and Asia. Mr. Leyden was the founding president of the Maryland-DC Solar Energy Industry Association and represents WorldWater in the national SEIA. He is a graduate of Princeton University.

Peter I. Ferguson, Vice President of Administration, joined WorldWater in 1989. He previously served as a vice president and general management executive and accountant for companies in New York and New Jersey. He graduated from Rutgers University.

Thomas McNulty, Jr., CPA MBA, Controller of the Company is a Certified Public Accountant in New Jersey and Pennsylvania with his Masters Degree in Accounting/Taxation. He is a member of the American Institute of Certified Public Accountants, the New Jersey Society of Public Accountants, and the Pennsylvania Institute of Certified Public Accountants.

MEETING ATTENDANCE AND COMMITTEES OF THE BOARD


      The business of the Company is managed under the direction of the Board. The Board meets during the Company's fiscal year to review significant developments affecting the Company and to act on matters requiring Board approval. The Board held two formal meeting and acted by unanimous written consent eighteen times during the fiscal year ended December 31, 1998. All of the directors attended at least 80% of the Board meetings.


      Stock Option Committee. The Board of Directors will establish a Stock Option Committee to administer the 1999 Incentive Stock Option Plan upon approval by the shareholders. The committee will be comprised of at least two non-employee directors.

      The Board of Directors does not have a standing nominating committee, compensation committee, or any other committee performing similar functions. The functions customarily attributable to a nominating committee or a compensation committee are performed by the Board of Directors as a whole.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

SUMMARY COMPENSATION TABLE

      The following table sets forth information with respect to the compensation paid by the Company to its chief executive officer and to each other executive officer of the Company who received at least $100,000 in salary and bonus during 1998 (the "Named Executive Officers").


                                   Page -13-

                                                                          LONG TERM
                                                                          COMPENSATION
                               ANNUAL COMPENSATION (1)                    AWARDS
                               -----------------------                    ------
                                                                          SECURITIES
NAME AND                         FISCAL                                   UNDERLYING         ALL OTHER
PRINCIPAL POSITION                YEAR        SALARY          BONUS       OPTIONS (#)        COMPENSATION
------------------                ----        ------          -----       -----------        ------------
Quentin T. Kelly,                 1998        $42,000          $0             $0                 $0
Chairman & Chief Executive
Officer

      During 1998, no options to purchase shares of Common Stock were granted under the Company's stock options plans.

DIRECTOR COMPENSATION

      The Company does not pay its non-employee directors.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      Included in notes payable and long-term debt at December 31, 1998 and 1997, are amounts payable to employees, directors and their immediate relatives as follows:


                                           1998              1997
                                         --------          --------
            Directors                    $109,400          $379,750
            Employees                     110,000            41,400
            Immediate relatives            38,000            12,000
                                         --------          --------
                     Total               $257,400          $433,150
                                         ========          ========



      Directors notes payable declined $270,350 primarily due to conversion of such debt into common stock. This included conversion of a $100,000 note payable to the Chairman into 200,000 shares of common stock.


      The Company occupied space in 1998 and 1997 that is owned by its Chairman/CEO and leased this space on a month to month basis. The amount paid to the Chairman/CEO amounted to$30,000 in 1998 and 1997.


                              STOCKHOLDER PROPOSALS

      A proper proposal submitted by a stockholder in accordance with applicable rules and regulations for presentation at the Company's next annual meeting that is received at the Company's principal executive office by December 31, 1999 will be included in the Company's proxy statement and form of proxy for that meeting.


                                   Page -14-

                         PERSONS MAKING THE SOLICITATION

      The enclosed proxy is solicited on behalf of the Board of Directors of the Company. The cost of soliciting proxies in the accompanying form will be paid by the Company. Officers of the Company may solicit proxies by mail, telephone or telegraph. Upon request, the Company will reimburse brokers, dealers, banks and trustees, or their nominees, for reasonable expenses incurred by them in forwarding proxy material to beneficial owners of shares of the Common Stock.

                         INDEPENDENT PUBLIC ACCOUNTANTS

      DeAngelis & Higgins, LLC., independent certified public accountants, has been selected by the Board of Directors as the Company's independent auditor for the current fiscal year. A representative of DeAngelis & Higgins, LLC. is expected to be present at the Annual Meeting, will have an opportunity to make a statement if he or she desires to do so and is expected to be available to respond to appropriate questions.

                                  OTHER MATTERS

      The Board of Directors is not aware of any matter to be presented for action at the meeting other than the matters set forth herein. Should any other matter requiring a vote of stockholders arise, the proxies in the enclosed form confer upon the person or persons entitled to vote the shares represented by such proxies discretionary authority to vote the same in accordance with their best judgment in the interest of the Company.

                              FINANCIAL STATEMENTS


      The consolidated balance sheet of the Company as of December 31, 1998, and the related consolidated statements of operations, stockholders' deficiency, and cash flows for the year ended December 31, 1998 contained on pages F1 through F25 of the Company's Annual Report on Form 10-KSB, the Management's Discussion and Analysis or Plan of Operation contained on pages 11 through 12 of such Annual Report, and the Changes in and Disagreements with Accountants on Accounting and Financial Disclosure on page 13 of such Annual Report are incorporated by reference in this Proxy Statement. The remainder of the Annual Report does not constitute a part of the proxy solicitation material.


      THE COMPANY WILL PROVIDE, WITHOUT CHARGE, TO EACH PERSON TO WHOM A COPY OF THIS PROXY STATEMENT IS DELIVERED, UPON THE WRITTEN OR ORAL REQUEST OF SUCH PERSON AND BY FIRST CLASS MAIL OR OTHER EQUALLY PROMPT MEANS WITHIN ONE BUSINESS DAY OF RECEIPT OF SUCH REQUEST, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB. REQUESTS SHOULD BE DIRECTED TO THE ATTENTION OF JOHN A. PELL, WORLDWATER CORP., PENNINGTON BUSINESS PARK, 55 ROUTE 31 SOUTH, PENNINGTON, NEW JERSEY 08534.

                                          By Order of the Board of Directors,




                                          QUENTIN T. KELLY,
                                          Chairman and Chief
                                          Executive Officer

May 7, 1999


                                   Page -15-

                                    EXHIBIT A

                             1999 STOCK OPTION PLAN


                                       A-6

                                WORLDWATER CORP.
                        1999 INCENTIVE STOCK OPTION PLAN


                                    ARTICLE I
                      Establishment, Purpose, and Duration

      1.1 Establishment of the Plan. WorldWater Corp., a Nevada corporation (the "Company"), hereby establishes an incentive compensation plan for the Company and its subsidiaries to be known as the "1999 Incentive Stock Plan", as set forth in this document. Unless otherwise defined herein, all capitalized terms shall have the meanings set forth in Section 2.1 herein. The Plan permits the grant of Incentive Stock Options, Non-qualified Stock Options and Restricted Stock.


      The Plan was adopted by the Board of Directors of the Company on April 30, 1999 and shall become effective on _______________ (the "Effective Date"), subject to the approval by vote of shareholders of the Company in accordance with applicable laws.


      1.2 Purpose of the Plan. The purpose of the Plan is to promote the success of the Company and its subsidiaries by providing incentives to Key Employees that will promote the identification of their personal interest with the long-term financial success of the Company and with growth in shareholder value. The Plan is designed to provide flexibility to the Company including its subsidiaries, in its ability to motivate, attract, and retain the services of Key Employees upon whose judgment, interest, and special effort the successful conduct of its operation is largely dependent.


      1.3 Duration of the Plan. The Plan shall commence on the Effective Date, as described in Section 1.1 herein, and shall remain in effect, subject to the right of the Board of Directors to terminate the Plan at any time pursuant to
Article XI herein, until June 16, 2009, at which time it shall terminate except with respect to Awards made prior to, and outstanding on, that date which shall remain valid in accordance with their terms.


                                   ARTICLE II
                                  Definitions

      2.1 Definitions. Except as otherwise defined in the Plan, the following terms shall have the meanings set forth below:


                                   Page -16-

            a. "Affiliate" and "Associate" shall have the respective meanings ascribed to such terms in Rule 12b-2 under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

            b. "Agreement" means a written agreement implementing the grant of each Award signed by an authorized officer of the Company and by the Participant.

            c. "Award" means, individually or collectively, a grant under this Plan of Incentive Stock Options, Non-qualified Stock Options and Restricted Stock.

            d. "Award Date" or "Grant Date" means the date on which an Award is made by the Committee under this Plan.

            e. "Beneficial Owner" shall have the meaning ascribed to such term in Rule 13d-3 under the Exchange Act.

            f. "Board" or "Board of Directors" means the Board of Directors of the Company, unless otherwise indicated.

            g. "Change in Control" shall be deemed to have occurred if the conditions set forth in any one of the following paragraphs shall have been satisfied:

                  (i) any Person (other than the Company, any Subsidiary, a trustee or other fiduciary holding securities under any employee benefit plan of the Company, or its Subsidiaries), who or which, together with all Affiliates and Associates of such Person, is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the Company's then outstanding securities; or (ii) if, at any time after the Effective Date, the composition of the Board of Directors of the Company shall change such that a majority of the Board of the Company shall no longer consist of Continuing Directors; or (iii) if at any time, (1) the Company shall consolidate with, or merge with, any other Person and the Company shall not be the continuing or surviving corporation, (2) any Person shall consolidate with or merge with the Company, and the Company shall be the continuing or surviving corporation and, in connection therewith, all or part of the outstanding Stock shall be changed into or exchanged for stock or other securities of any other Person or cash or any other property, (3) the Company shall be a party to a statutory share exchange with any other Person after which the Company is a subsidiary of any other Person, or (4) the Company shall sell or otherwise transfer 50% or more of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to any Person or Persons.

            h. "Code" means the Internal Revenue Code of 1986, as amended from time to time.


            i. "Committee" means the Board of Directors of the Company or committee established by the Board to administer the Plan pursuant to Article III herein, all of the members of


                                   Page -17-
which shall be "non-employee directors" as defined in Rule 16b-3, as amended, under the Exchange Act or any similar or successor rule. There shall be no fewer than three, nor more than 5, members on the Committee. Unless otherwise determined by the Board of Directors of the Company, the wholly-owned subsidiary of the Company, shall constitute the Committee.

            j. "Company" means WorldWater Corp., or any successor thereto as provided in Article XIII herein.

            k. "Continuing Director" means an individual who was a member of the Board of Directors of the Company on the Effective Date or whose subsequent nomination for election or re-election to the Board of Directors of the Company was recommended or approved by the affirmative vote of two-thirds of the Continuing Directors then in office.

            l. "Exchange Act" means the Securities Exchange Act of 1934, as amended.

            m. "Fair Market Value" of a Share means the fair market value as determined pursuant to a reasonable method adopted by the Committee in good faith for such purpose.

            n. "Incentive Stock Option" or "ISO" means an option to purchase Stock, granted under Article VI herein, which is designated as an incentive stock option and is intended to meet the requirements of Section 422A of the Code.

            o. "Key Employee" means an officer or other key employee of the Company or its Subsidiaries, who, in the opinion of the Committee, can contribute significantly to the growth and profitability of, or perform services of major importance to, the Company and its Subsidiaries.

            p. "Non-qualified Stock Option" or "NQSO" means an option to purchase Stock, granted under Article VI herein, which is not intended to be an Incentive Stock Option.

            q. "Option" means an Incentive Stock Option or a Non-qualified Stock Option.

            r. "Participant" means a Key Employee who is granted an Award under the Plan.

            s. "Period of Restriction" means the period during which the transfer of Shares of Restricted Stock is restricted, pursuant to Article VIII herein.

            t. "Person" shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a "group" as defined in Section 13(d).


                                   Page -18-

            u. "Plan" means the WorldWater Corp. 1999 Incentive Stock Plan, as described and as hereafter from time to time amended.

            v. "Related Option" means an Option with respect to which a Stock Appreciation Right has been granted.


            w. "Restricted Stock" means an Award of Stock granted to a Participant pursuant to Article VII herein.


            x. "Stock" or "Shares" means the common stock of the Company.

            y. "Subsidiary" shall mean a corporation at least 50% of the total combined voting power of all classes of stock of which is owned by the Company, either directly or through one or more of its Subsidiaries.

                                  ARTICLE III
                                 Administration

      3.1 The Committee. Except as otherwise reserved for consideration and approval by the Board of Directors, the Plan shall be administered by the Committee which shall have all powers necessary or desirable for such administration.

            (a) Subject to the provisions of the Plan, the Committee shall have the following plenary powers: (i) to establish, amend or waive rules or regulations for the Plan's administration; (ii) except in those instances in which a dispute arises, to construe and interpret the Agreements and the Plan; and (iii) to make all other determinations and take all other actions necessary or advisable for the administration of the Plan.

            (b) (1) Subject to the provisions of the Plan, the Committee shall have the following qualified powers that shall be subject to approval, amendment and modification by the Board of Directors: (i) to determine the terms and conditions upon which the Awards may be made and exercised; (ii) to determine all terms and provisions of each Agreement, which need not be identical; (iii) to construe and interpret the Agreements and the Plan in the event of a dispute between the Participant and the Committee; and (iv) to accelerate the exercisability of any Award or the termination of any Period of Restriction.

                  (2) In approving the Committee's determinations or other recommendations under (b)(1), the Board of Directors may make such amendments, modifications or qualifications as it deems in the best interest of the Company, and the Board shall provide specific instructions to the Committee for implementation of the same.

                  (3) In its sole discretion, the Board of Directors may waive by resolution one or more of its approval rights under (b)(1) and authorize the Committee to proceed without seeking


                                   Page -19-
further approvals either on a case by case basis or permanently until further notice from the Board. Such waiver shall be communicated in writing to the Committee which shall maintain a permanent record of such waiver(s).

            (c) The express grant in this Plan of any specific power to the Committee shall not be construed as limiting any power or authority of the Committee, except as otherwise stated in paragraph 3.1(b).

      3.2 Selection of Participants. The Committee shall have the authority to grant Awards under the Plan, from time to time, to such Key Employees as may be selected by it. Each Award shall be evidenced by an Agreement.

      3.3 Decisions Binding. All determinations and decisions made by the Board or the Committee pursuant to the provisions of the Plan shall be final, conclusive and binding.

      3.4 Rule 16b-3 Requirements. Notwithstanding any other provision of the Plan, the Board or the Committee may impose such conditions on any Award, and amend the Plan in any such respects, as may be required to satisfy the requirements of Rule 16b-3, as amended (or any successor or similar rule), under the Exchange Act.

      3.5 Indemnification of Committee. In addition to such other rights of indemnification as they may have as directors or as members of the Committee, the members of the Committee shall be indemnified by the Company against reasonable expenses, including attorneys' fees, actually and reasonably incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Award granted or made hereunder, and against all amounts reasonably paid by them in settlement thereof or paid by them in satisfaction of a judgment in any such action, suit or proceeding, if such members acted in good faith and in a manner which they believed to be in, and not opposed to, the best interests of the Company and its Subsidiaries.

      3.6 Certain Determinations. In connection with the Committee's good faith determination of "Fair Market Value" as required herein, the Committee may, as guidance, take into consideration the book value of the Common Stock of the Company, the relationship between the traded price and book value of shares for financial institutions of similar size and similar operating results to the Company and its subsidiary bank, any reasonably recent trades of the Common Stock of the Company brought to the attention of the Committee and such additional relevant information as the Committee in its judgment deems necessary. In its sole discretion, the Committee may, but is not obligated to, consult with and/or engage an investment banker or other appropriate advisor to advise the Committee in connection with its good faith determination of "Fair Market Value" herein.

                                   ARTICLE IV
                            Stock Subject to the Plan


                                   Page -20-

      4.1 Number of Shares. Subject to adjustment as provided in Section 4.3 herein, the maximum aggregate number of Shares that may be issued pursuant to Awards made under the Plan shall not exceed 2,000,000. No more than one-third of the aggregate number of such Shares shall be issued in connection with Restricted Stock Awards. Except as provided in Sections 4.2 herein, the issuance of Shares in connection with the exercise of, or as other payment for Awards, under the Plan shall reduce the number of Shares available for future Awards under the Plan.


      4.2 Lapsed Awards or Forfeited Shares. If any Award granted under this Plan (for which no material benefits of ownership have been received, including dividends) terminates, expires, or lapses for any reason other than by virtue of exercise of the Award, or if Shares issued pursuant to Awards (for which no material benefits of ownership have been received, including dividends) are forfeited, any Stock subject to such Award again shall be available for the grant of an Award under the Plan.

      4.3 Capital Adjustments. The number and class of Shares subject to each outstanding Award, the Option Price and the aggregate number and class of Shares for which Awards thereafter may be made shall be subject to such adjustment, if any, as the Committee in its sole discretion deems appropriate to reflect such events as stock dividends, stock splits, recapitalizations, mergers, consolidations or reorganizations of or by the Company.

                                   ARTICLE V
                                  Eligibility


      Persons eligible to participate in the Plan include all employees of the Company and its Subsidiaries who, in the opinion of the Committee, are Key Employees, and directors.


                                   ARTICLE VI
                                  Stock Options

      6.1 Grant of Options. Subject to the terms and provisions of the Plan, Options may be granted to Key Employees at any time and from time to time as shall be determined by the Committee. The Committee shall have complete discretion in determining the number of Shares subject to Options granted to each Participant, provided, however, that the aggregate Fair Market Value (determined at the time the Award is made) of Shares with respect to which any Participant may first exercise ISOs granted under the Plan during any calendar year may not exceed $100,000 or such amount as shall be specified in Section 422A of the Code and rules and regulation thereunder.

      6.2 Option Agreement. Each Option grant shall be evidenced by an Agreement that shall specify the type of Option granted, the Option Price (as hereinafter defined), the duration of the Option, the number of Shares to which the Option pertains, any conditions imposed upon the exercisability of Options in the event of retirement, death, disability or other termination of


                                   Page -21-
employment, and such other provisions as the Committee shall determine. The Agreement shall specify whether the Option is intended to be an Incentive Stock Option within the meaning of Section 422A of the Code, or Nonqualified Stock Option not intended to be within the provisions of Section 422A of the Code.

      6.3 Option Price. The exercise price per share of Stock covered by an Option ("Option Price") shall be determined by the Committee subject to the following limitations. The Option Price shall not be less than 100% of the Fair Market Value of such Stock on the Grant Date. An ISO granted to an employee who, at the time of grant, owns (within the meaning of Section 425(d) of the Code) Stock possessing more than 10% of the total combined voting power of all classes of Stock of the Company, shall have an Option Price which is at least equal to 110% of the Fair Market Value of the Stock.

      6.4 Duration of Options. Each Option shall expire at such time as the Committee shall determine at the time of grant provided, however, that no ISO shall be exercisable later than the tenth (10th) anniversary date of its Award Date.

      6.5 Exercisability. Options granted under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall determine, which need not be the same for all Participants. No Option, however, shall be exercisable until the expiration of at least six months after the Award Date, except that such limitation shall not apply in the case of death or disability of the Participant.

      6.6 Method of Exercise. Options shall be exercised by the delivery of a written notice to the Company in the form prescribed by the Committee setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares. The Option Price shall be payable to the Company in full either in cash, by delivery of Shares of Stock valued at Fair Market Value at the time of exercise, delivery of a promissory note (in the Committee's discretion) or by a combination of the foregoing. As soon as practicable, after receipt of written notice and payment, the Company shall deliver to the Participant, stock certificates in an appropriate amount based upon the number of Options exercised, issued in the Participant's name. No Participant who is awarded Options shall have rights as a shareholder until the date of exercise of the Options.

      6.7 Restrictions on Stock Transferability. The Committee shall impose such restrictions on any Shares acquired pursuant to the exercise of an Option under the Plan as it may deem advisable, including, without limitation, restrictions under the applicable Federal securities law, under the requirements of the National Association of Securities Dealers, Inc. or any stock exchange upon which such Shares are then listed and under any blue sky or state securities laws applicable to such Shares.

      6.8 Nontransferability of Options. No Option granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, otherwise than by will or by


                                   Page -22-
the laws of descent and distribution. Further, all Options granted to a Participant under the Plan shall be exercisable during his lifetime only by such Participant or his guardian or legal representative.

                                   ARTICLE VII
                                Restricted Stock

      7.1 Grant of Restricted Stock. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant shares of Restricted Stock under the Plan to such Participants and in such amounts as it shall determine. Participants receiving Restricted Stock Awards are not required to pay the Company therefor (except for applicable tax withholding) other than the rendering of services.

      7.2 Restricted Stock Agreement. Each Restricted Stock grant shall be evidenced by an Agreement that shall specify the Period of Restriction, the number of Restricted Stock Shares granted, and such other provisions as the Committee shall determine.

      7.3 Transferability. Except as provided in this Article VII and subject to the limitation in the next sentence, the Shares of Restricted Stock granted hereunder may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the termination of the applicable Period of Restriction or upon earlier satisfaction of other conditions as specified by the Committee in its sole discretion and set forth in the Agreement. No shares of Restricted Stock shall be sold until the expiration of at least six months after the Award Date, except that such limitation shall not apply in the case of death or disability of the Participant. All rights with respect to the Restricted Stock granted to a Participant under the Plan shall be exercisable during his lifetime only by such Participant or his guardian or legal representative.

      7.4 Other Restrictions. The Committee shall impose such other restrictions on any Shares of Restricted Stock granted pursuant to the Plan as it may deem advisable including, without limitation, restrictions under applicable Federal or state securities laws, and may legend the certificates representing Restricted Stock to give appropriate notice of such restrictions.

      7.5 Certificate Legend. In addition to any legends placed on certificates pursuant to Section 7.4 herein, each certificate representing shares of Restricted Stock granted pursuant to the Plan shall bear the following legend:


      "The sale or other transfer of the Shares of Stock represented by this certificate, whether voluntary, involuntary, or by operation of law, is subject to certain restrictions on transfer set forth in the 1999 Incentive Stock Plan of WorldWater Corp., in the rules and administrative procedures adopted pursuant to such Plan, and in an Agreement dated
      June 16, 1999. A copy of the Plan, such rules and procedures, and such Restricted Stock Agreement may be obtained from the Secretary of WorldWater Corp."


                                   Page -23-

      7.6 Removal of Restrictions. Except as otherwise provided in this Article, Shares of Restricted Stock covered by each Restricted Stock Award made under the Plan shall become freely transferable by the Participant after the last day of the Period of Restriction. Once the Shares are released from the restrictions, the Participant shall be entitled to have the legend required by Section 7.5 herein removed from his Stock certificate.

      7.7 Voting Rights. During the Period of Restriction, Participants holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares.

      7.8 Dividends and Other Distributions. During the Period of Restriction, Participants holding shares of Restricted Stock granted hereunder shall be entitled to receive all dividends and other distributions paid with respect to those shares while they are so held. If any such dividends or distributions are paid in Shares, the Shares shall be subject to the same restrictions on transferability as the Shares of Restricted Stock with respect to which they were distributed.

      7.9 Termination of Employment Due to Retirement. Unless otherwise provided in the Agreement, in the event that a Participant terminates his employment with the Company or one of its Subsidiaries because of normal retirement (as defined in the rules of the Company in effect at the time), any remaining Period of Restriction applicable to the Restricted Stock Shares pursuant to Section 7.3 herein shall automatically terminate and, except as otherwise provided in
Section 7.4 herein the Shares of Restricted Stock shall thereby be free of restrictions and freely transferable. Unless otherwise provided in the Agreement, in the event that a Participant terminates his employment with the Company because of early retirement (as defined in the rules of the Company in effect at the time), the Committee, in its sole discretion, may waive the restrictions remaining on any or all Shares of Restricted Stock pursuant to
Section 7.3 herein and add such new restrictions to those Shares of Restricted Stock as it deems appropriate.

      7.10 Termination of Employment Due to Death or Disability. In the event a Participant's employment is terminated because of death or disability during the Period of Restriction, any remaining Period of Restriction applicable to the Restricted Stock pursuant to Section 7.3 herein shall automatically terminate and, except as otherwise provided in Section 7.4 herein the shares of Restricted Stock shall thereby be free of restrictions and fully transferable.

      7.11 Termination of Employment for Other Reasons. Unless otherwise provided in the Agreement, in the event that a Participant terminates his employment with the Company for any reason other than for death, disability, or retirement, as set forth in Sections 7.9 and 7.10 herein, during the Period of Restriction, then any shares of Restricted Stock still subject to restrictions as of the date of such termination shall automatically be forfeited and returned to the Company.

                                  ARTICLE VIII
                                Change in Control


                                   Page -24-

      In the event of a Change in Control of the Company, the Committee, as constituted before such Change in Control, in its sole discretion may, as to any outstanding Award, either at the time the Award is made or any time thereafter, take any one or more of the following actions: (i) provide for the acceleration of any time periods relating to the exercise or realization of any such Award so that such Award may be exercised or realized in full on or before a date initially fixed by the Committee; (ii) provide for the purchase or settlement of any such Award by the Company, upon a Participant's request, for an amount of cash equal to the amount which could have been obtained upon the exercise of such Award or realization of such Participant's rights had such Award been currently exercisable or payable; (iii) make such adjustment to any such Award then outstanding as the Committee deems appropriate to reflect such Change in Control; or (iv) cause any such Award then outstanding to be assumed, or new rights substituted therefor, by the acquiring or surviving corporation in such Change in Control.

                                   ARTICLE IX
                 Modification, Extension and Renewals of Awards

      Subject to the terms and conditions and within the limitations of the Plan, the Committee may modify, extend or renew outstanding Awards, or, if authorized by the Board, accept the surrender of outstanding Awards (to the extent not yet exercised) granted under the Plan and authorize the granting of new Awards pursuant to the Plan in substitution therefor, and the substituted Awards may specify a lower exercise price than the surrendered Awards, a longer term than the surrendered Awards or may contain any other provisions that are authorized by the Plan. The Committee may also modify the terms of any outstanding Agreement. Notwithstanding the foregoing, however, no modification of an Award, shall, without the consent of the Participant, adversely affect the rights or obligations of the Participant.

                                    ARTICLE X
               Amendment, Modification and Termination of the Plan

      10.1 Amendment, Modification and Termination. At any time and from time to time, the Board may terminate, amend, or modify the Plan. Such amendment or modification may be without shareholder approval except to the extent that such approval is required by the Code, pursuant to the rules under Section 16 of the Exchange Act, by any national securities exchange or system on which the Stock is then listed or reported, by any regulatory body having jurisdiction with respect thereto or under any other applicable laws, rules or regulations.

      10.2 Awards Previously Granted. No termination, amendment or modification of the Plan other than pursuant to Section 4.3 herein shall in any manner adversely affect any Award theretofore granted under the Plan, without the written consent of the Participant.

                                   ARTICLE XI
                                   Withholding


                                   Page -25-

      11.1 Tax Withholding. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy Federal, State and local taxes (including the Participant's FICA obligation) required by law to be withheld with respect to any grant, exercise, or payment made under or as a result of this Plan.

      11.2 Stock Withholding. With respect to withholding required upon the exercise of Nonqualified Stock Options, or upon the lapse of restrictions on Restricted Stock, or upon the occurrence of any other similar taxable event, Participants may elect, subject to the approval of the Committee, to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares of Stock having a Fair Market Value equal to the amount required to be withheld. The value of the Shares to be withheld shall be based on Fair Market Value of the Shares on the date that the amount of tax to be withheld is to be determined. All elections shall be irrevocable and be made in writing, signed by the Participant on forms approved by the Committee in advance of the day that the transaction becomes taxable.

                                   ARTICLE XII
                                   Successors

      All obligations of the Company under the Plan, with respect to Awards granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business and/or assets of the Company.

                                  ARTICLE XIII
                                     General

      13.1 Requirements of Law. The granting of Awards and the issuance of Shares of Stock under this Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or self regulatory organizations (i.e. exchanges) as may be required.

      13.2 Effect of Plan. The establishment of the Plan shall not confer upon any Key Employee any legal or equitable right against the Company, a Subsidiary or the Committee, except as expressly provided in the Plan. The Plan does not constitute an inducement or consideration for the employment of any Key Employee, nor is it a contract between the Company or any of its Subsidiaries and any Key Employee. Participation in the Plan shall not give any Key Employee any right to be retained in the service of the Company or any of its Subsidiaries.

      13.3 Creditors. The interests of any Participant under the Plan or any Agreement are not subject to the claims of creditors and may not, in any way, be assigned, alienated or encumbered.

      13.4 Governing Law. The Plan, and all Agreements hereunder, shall be governed, construed and administered in accordance with and governed by the laws of the State of Nevada and


                                   Page -26-
the intention of the Company is that ISOs granted under the Plan qualify as such under Section 422A of the Code.

      13.5 Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.


                                   Page -27-

                                   EXHIBIT B


                              [FRONT OF PROXY CARD]



                                WORLDWATER CORP.
       BOARD OF DIRECTORS PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS AT
                       2:00 P.M., WEDNESDAY, JUNE 16, 1999


      The undersigned stockholder of WorldWater Corp. (the "Company") hereby appoints Quentin T. Kelly and John A. Pell, or either of them, as proxies, each with full powers of substitution, to vote the shares of the undersigned at the above-stated Annual Meeting and at any adjournment(s) thereof:

      (1)  ELECTION OF DIRECTORS:

      [ ]    FOR the nominee listed below             [ ]  WITHHOLD AUTHORITY
      (except as provided to the contrary below)      to vote for the nominee listed below


                                Quentin T. Kelly
                                Dr. Martin Beyer
                                 Joseph Cygler
                                  Rolf Hafeli
                            Dr. Russell Sturzebecker


      (INSTRUCTION: To withhold authority to vote for any individual nominee(s), write that nominee's name on the space provided below):

      (2)  Approval of the 1999 Incentive Stock Option Plan:

            FOR   [ ]         AGAINST     [ ]         ABSTAIN     [ ]


      (3) Approval of the increase in the authorized capital stock of the Company from 30,000,000 shares to 50,000,000 Shares.


            FOR     [ ]       AGAINST     [ ]         ABSTAIN     [ ]

      (4) On any other business that may properly come before the meeting; hereby revoking any proxy or proxies heretofore given by the undersigned.


                        (Please sign on the reverse side)




                                    Page -28-

                              [BACK OF PROXY CARD]

                          (Continued from reverse side)

      THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE ON THE REVERSE SIDE. IF A CHOICE IS NOT INDICATED WITH RESPECT TO ITEMS (1), (2) (3) AND (4), THIS PROXY WILL BE VOTED "FOR" SUCH ITEMS. THE PROXIES WILL USE THEIR DISCRETION WITH RESPECT TO ANY MATTER REFERRED TO IN ITEM (4). THIS PROXY IS REVOCABLE AT ANY TIME BEFORE IT IS EXERCISED.


Receipt herewith of the Company's Notice of Meeting and Proxy Statement, dated
May   , 1999, is hereby acknowledged.



                              Dated:                              , 1999

                              -------------------------------------------------

                              -------------------------------------------------

                              -------------------------------------------------
                                    (Signature of Stockholder(s))

                              (Joint owners must EACH sign. Please sign EXACTLY as your name(s) appear(s) on this card. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please give your FULL title.)

                                    PLEASE SIGN, DATE AND MAIL TODAY.



                                   Page -29-